SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549





                                    FORM 8-K





                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 16, 2003



                                   INYX, INC.

             (Exact name of registrant as specified in its charter)



Nevada                               333-83152                75-2870720
------                               ---------               -----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
        of incorporation)            File Number)            Identification No.)



             801 Brickell Avenue, Ninth Floor, Miami, Florida 33131
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (305) 789-6649

Item 5.      Other Events.

         On October 16, 2003, Inyx, Inc. (the "Company") issued a press release announcing that Mr. Orestes Lugo had been appointed to the Board of Directors. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99.1     Press Release of Inyx, Inc. dated October 16, 2003.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INYX, INC.



                                                     By:   /s/ Jack Kachkar
                                                        ------------------------
                                                        Jack Kachkar, Chairman

Dated:  October 16, 2003























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